                   FORM OF CONSTRUCTION LOAN COMMITMENT LETTER


                                         ___________________________, 1998


[Genesis Sub]
Genesis Health Ventures, Inc.
148 West State Street
Kennett Square, PA  19348


Attn:  _____________________________

                  Re:      Construction Loan

Dear  ___________________:

                  ElderTrust Operating Limited Partnership (the "Operating Partnership") is pleased to offer its commitment to provide a $_____________ secured construction loan (the "Loan"), to [Genesis Sub.] (the "Borrower"), as contemplated by, and upon and subject to the terms and conditions of this letter agreement (the "Letter Agreement") and the Summary of Terms and Conditions (herein so called) attached hereto as Exhibit A. All capitalized terms used herein but not defined will have the meanings set forth in the Summary of Terms and Conditions.

                  If the Borrower accepts this offer as hereinafter provided, the closing of the Loan will be conditioned upon (i) the preparation, negotiation, execution and delivery of definitive loan documentation in form and substance satisfactory to the Operating Partnership and its counsel reflecting the Summary of Terms and Conditions and containing such other terms and conditions as are usual and customary for transactions of this nature, (ii) the absence of a material adverse change in the financial condition, business operations, properties or prospects of Borrower, or Genesis Health Ventures, Inc. (the "Guarantor") since the date of this Letter Agreement, (iii) the absence of a material adverse change in the financial condition, business operations, properties or prospects of the Operating Partnership, as determined by the Operating Partnership in its sole discretion, (iv) the payment by the Borrower of the fees in accordance with the Summary of Terms and Conditions and
(v) satisfaction of each of the conditions precedent set forth in the Summary of Terms and Conditions and other usual and customary conditions precedent in transactions of this nature.

                  By acceptance of this offer, Borrower agrees to pay the costs and expenses, including reasonable attorneys' fees and expenses and expenses of due diligence incurred before and after the date hereof by the Operating Partnership in connection with the Loan, whether or not the Loan is ever closed or a funding ever occurs under the Loan.

January___, 1998
Page 2
                  In addition, Borrower agrees to indemnify and hold harmless the Operating Partnership and its affiliates, officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, fees and disbursements of counsel) which may be incurred by or asserted or awarded against any Indemnified Party (other than a claim made in good faith by Borrower against an Indemnified Party under the Loan), in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Loan, including, without limitation, any transaction in which the proceeds of any borrowing under the Loan are or are to be applied, whether or not an Indemnified Party is a party thereto and whether or not the liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Borrower will not settle or consent to judgment with respect to any such investigation, litigation or proceeding without the prior written consent of the Operating Partnership, as applicable, unless such settlement or consent includes an unconditional release of each Indemnified Party.

                  You acknowledge and agree that the Operating Partnership may share with any of its affiliates any information relating to the Loan, the Borrower, the Guarantor, any affiliate of the Borrower or the Guarantor, or any of the business operations thereof.

                  By acceptance of this Letter Agreement, Borrower represents and warrants to the Operating Partnership that all historical financial statements and other information regarding the Borrower, the Guarantor or any affiliate thereof heretofore delivered to the Operating Partnership in connection with the Loan are true, correct and not misleading in any material respect and that any projections heretofore delivered to the Operating Partnership in connection with the Loan have been prepared in good faith and based on information believed to be true, correct and not misleading in any material respect.

                  Neither this offer nor the undertaking and commitment contained herein may be disclosed to any other person or entity other than your accountants, attorneys and other advisors and potential equity investors, without the prior written consent of the Operating Partnership, except that following your acceptance hereof you may make disclosure hereof to the extent required by law. No party other than Borrower may rely upon this Letter Agreement.

January___, 1998
Page 3

                  This offer will automatically expire at 5:00 p.m., Philadelphia time, on ________________, 1998, unless Borrower executes this Letter Agreement and returns it to the Operating Partnership prior to that time, whereupon this Letter Agreement shall become a binding commitment. Thereafter, the commitment of the Operating Partnership will automatically expire at 5:00 p.m., Philadelphia time, on _______________________, 1998 unless definitive loan documentation is executed and delivered prior to that time.

                  This Letter Agreement shall be governed by the laws of the Commonwealth of Pennsylvania (but without regard to the choice of laws rules thereof). This Letter Agreement may be modified or amended only in writing.

                  THIS LETTER AGREEMENT (WHICH INCLUDES THE SUMMARY OF TERMS AND CONDITIONS) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

January___, 1998
Page 4


                  If you are in agreement with the foregoing, please execute duplicate originals of this Letter Agreement and return one original to the undersigned.



                                        ELDERTRUST OPERATING LIMITED
                                        PARTNERSHIP

                                        By:  ElderTrust Realty Group, Inc.,
                                                General Partner



                                             __________________________________
                                             By:
                                             Its:



Accepted and Agreed To:

[GENESIS SUB]


___________________________________
By:
Its:


Date of Return to the Operating Partnership:_______________________

                                    EXHIBIT A
                                 ATTACHED HERETO

January___, 1998
Page 7


                          BRANDYWINE COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    Geriatric and Medical Services, Inc.

         B.       GUARANTOR                          :    Genesis Health Ventures, Inc. ("Genesis")

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $5,355,000

         E.       INTEREST RATE                      :    Fixed at 350 basis  points over 3 year  T-Bills as of the
                                                          first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon the payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extension periods with interest to be reset at a fixed rate equal to 3-year
                                                          T-Bills plus 350 basis points as of the first day of each
                                                          extension period.

SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the property on or before the maturity of the Construction Loan (as extended at the option of Borrower) at a price (the "Purchase Price") to be determined based upon a valuation formula as follows:

                                                          (i) If the facility has reached 90% average monthly occupancy for three consecutive months ("Stabilized Occupancy"), the price equals Projected Operating Cash Flow divided by a return factor equal to the ten year T-Note rate as of the date on which the
                                                          Operating Partnership purchases the property (the "Purchase Date")
                                                          plus 525 basis points.

                                                          Projected Operating Cash Flow is defined as the operating income from the facility for the prior three months assuming a 5%
                                                          management fee and adjusting revenue to reflect an occupancy level of 92% (using weighted average per diem rates for the prior three months) and adjusting operating expenses to reflect ongoing expense levels for marketing, staffing and other costs assuming a long-term occupancy level of 92%.

January___, 1998
Page 8

                                                          (ii) If the facility has not reached Stabilized Occupancy before the maturity of the Construction Loan (as extended at the option of Borrower), the Operating Partnership shall purchase the facility as of such maturity date at a price equal to the actual operating income from the facility for the prior three months multiplied by four and adjusted to reflect an assumed management fee of 5% of facility revenues, divided by a return factor equal to the ten year T-Note rate (as of the Purchase Date) plus 525 basis points.

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :    (i) Liability for representations regarding environmental concerns will survive the Purchase Date for two (2) years; all other representations will survive for one (1) year.

                                                          (ii) Limit on liability will be 20% of sales price.












January___, 1998
Page 9

         C.       OTHER TERMS AND
                      CONDITIONS                     :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.

         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the facility by the Operating Partnership during the term (as
                                                          extended) and for one year thereafter.

         G.       PERCENTAGE RENT                    :    A percentage of gross revenues, paid on an estimated basis monthly in advance based on the gross revenues for the immediately preceding quarter, with quarterly and annual reconciliations, which percentage (the "Percentage Rent Percentage") shall be determined as follows:

                                                          (i) If the facility has reached Stabilized Occupancy as of the
                                                          Purchase Date, the Percentage Rent Percentage shall equal that percentage of the deemed annual gross revenues for the facility
                                                          (based upon the gross revenues for the facility for the prior three (3) months, as adjusted to reflect an occupancy level of 92%
                                                          using weighted average per diem rates for the prior three (3)
                                                          months) which would result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten-year T-Note rate (as of the Purchase Date) plus 525 basis points; or


January___, 1998
Page 10

                                                          (ii) In the event that the facility has not reached Stabilized
                                                          Occupancy as of the Purchase Date, the Percentage Rent Percentage
                                                          shall equal that percentage of the product of four (4) times the actual gross revenues for the facility for the three (3) months ended immediately prior to the Purchase Date which would result in the Operating Partnership realizing an annual yield on the
                                                          Purchase Price equal to the ten-year T-Note rate (as of the
                                                          Purchase Date) plus 525 basis points.

                                                          Percentage Rent during any extension period will be the fair market rental rate as of the beginning of any such extension period based on an appraisal at such time.

         H.       SECURITY DEPOSIT                   :    Lessee will deposit an amount equal to one-sixth of the estimated
                                                          Percentage Rent payable with respect to the first year based on the opening budget for such year. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter.

         I.       CAPITAL
                      EXPENDITURES                   :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to the sum of $3,000 multiplied by the number of beds at the facility during the lease term.

         J.       GUARANTEE                          :    Genesis will  guarantee the  obligations  of lessee under
                                                          the facility lease.


January___, 1998
Page 11


                             LACEY COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    Geriatric and Medical Services, Inc.

         B.       GUARANTOR                          :    Genesis Health Ventures, Inc. ("Genesis")

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $4,590,000

         E.       INTEREST RATE                      :    Fixed at 350 basis  points over 3 year  T-Bills as of the
                                                          first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon the payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extension periods, with interest to be reset at a fixed rate equal to 3-year
                                                          T-Bills plus 350 basis points as of the first day of each
                                                          extension period.

SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the property on or before the maturity of the Construction Loan (as extended at the option of Borrower) at a price (the "Purchase Price") to be determined based upon a valuation formula as follows:

                                                          (i) If the facility has reached 90% average monthly occupancy for three consecutive months ("Stabilized Occupancy"), the price equals Projected Operating Cash Flow divided by a return factor equal to the ten year T-Note rate as of the date on which the
                                                          Operating Partnership purchases the property (the "Purchase Date")
                                                          plus 525 basis points.

January___, 1998
Page 12

                                                          Projected Operating Cash Flow is defined as the operating income from the facility for the prior three months assuming a 5%
                                                          management fee and adjusting revenue to reflect an occupancy level of 92% (using weighted average per diem rates for the prior three months) and adjusting operating expenses to reflect ongoing expense levels for marketing, staffing and other costs assuming a long-term occupancy level of 92%.

                                                          (ii) If the facility has not reached Stabilized Occupancy before the maturity of the Construction Loan (as extended at the option of Borrower), the Operating Partnership shall purchase the facility as of such maturity date at a price equal to the actual operating income from the facility for the prior three months multiplied by four and adjusted to reflect an assumed management fee of 5% of facility revenues, divided by a return factor equal to the ten year T-Note rate (as of the Purchase Date) plus 525 basis points.

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :    (i) Liability for representations regarding environmental concerns will survive the Purchase Date for two (2) years; all other representations will survive for one (1) year.

                                                          (ii) Limit on liability will be 20% of sales price.


January___, 1998
Page 13

         C.       OTHER TERMS AND
                      CONDITIONS                     :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.



         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the facility by the Operating Partnership during the term (as
                                                          extended) and for one year thereafter.

         G.       PERCENTAGE RENT                    :    A percentage of gross revenues, paid on an estimated basis monthly in advance based on the gross revenues for the immediately preceding quarter, with quarterly and annual reconciliations, which percentage (the "Percentage Rent Percentage") shall be determined as follows:

                                                          (i) If the facility has reached Stabilized Occupancy as of the
                                                          Purchase Date, the Percentage Rent Percentage shall equal that percentage of the deemed annual gross revenues for the facility
                                                          (based upon the gross revenues for the facility for the prior three (3) months, as adjusted to reflect an occupancy level of 92%
                                                          using weighted average per diem rates for the prior three (3)
                                                          months) which would result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten-year T-Note rate (as of the Purchase Date) plus 525 basis points; or

January___, 1998
Page 14

                                                          (ii) In the event that the facility has not reached Stabilized
                                                          Occupancy as of the Purchase Date, the Percentage Rent Percentage
                                                          shall equal that percentage of the product of four (4) times the actual gross revenues for the facility for the three (3) months ended immediately prior to the Purchase Date which would result in the Operating Partnership realizing an annual yield on the
                                                          Purchase Price equal to the ten-year T-Note rate (as of the
                                                          Purchase Date) plus 525 basis points.

                                                          Percentage Rent during any extension period will be the fair market rental rate as of the beginning of any such extension period based on an appraisal at such time.

         H.       SECURITY DEPOSIT                   :    Lessee will deposit an amount equal to one-sixth of the estimated
                                                          Percentage Rent payable with respect to the first year based on the opening budget for such year. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter.

         I.   CAPITAL
                  EXPENDITURES                       :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to the sum of $3,000 multiplied by the number of beds at the facility during the lease term.

         J.   GUARANTEE                              :    Genesis will  guarantee the  obligations  of lessee under
                                                          the facility lease.


January___, 1998
Page 15
                  BRAKELY PARK (PHILLIPSBURG) COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    Northwest Total Care Centers Associates, L.P.

         B.       GUARANTOR                          :    Genesis Health Ventures, Inc. ("Genesis")

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $5,184,000

         E.       INTEREST RATE                      :    Fixed at 350 basis  points over 3 year  T-Bills as of the
                                                          first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon the payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extension periods with interest to be reset at a fixed rate equal to 3-year
                                                          T-Bills plus 350 basis points as of the first day of each
                                                          extension period.

II.      SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the property on or before the maturity of the Construction Loan (as extended at the option of Borrower) at a price (the "Purchase Price") to be determined based upon a valuation formula as follows:

                                                          (i) If the facility has reached 90% average monthly occupancy for three consecutive months ("Stabilized Occupancy"), the price equals Projected Operating Cash Flow divided by a return factor equal to the ten year T-Note rate as of the date on which the
                                                          Operating Partnership purchases the property (the "Purchase Date")
                                                          plus 525 basis points.

January___, 1998
Page 16

                                                          Projected Operating Cash Flow is defined as the operating income from the facility for the prior three months assuming a 5%
                                                          management fee and adjusting revenue to reflect an occupancy level of 92% (using weighted average per diem rates for the prior three months) and adjusting operating expenses to reflect ongoing expense levels for marketing, staffing and other costs assuming a long-term occupancy level of 92%.

                                                          (ii) If the facility has not reached Stabilized Occupancy before the maturity of the Construction Loan (as extended at the option of Borrower), the Operating Partnership shall purchase the facility as of such maturity date at a price equal to the actual operating income from the facility for the prior three months multiplied by four and adjusted to reflect an assumed management fee of 5% of facility revenues, divided by a return factor equal to the ten year T-Note rate (as of the Purchase Date) plus 525 basis points.

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :    (i) Liability for representations regarding environmental concerns will survive the Purchase Date for two (2) years; all other representations will survive for one (1) year.


January___, 1998
Page 17

                                                          (ii) Limit on liability will be 20% of sales price.

         C.       OTHER TERMS AND
                      CONDITIONS                     :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.

         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the facility by the Operating Partnership during the term (as
                                                          extended) and for one year thereafter.

         G.       PERCENTAGE RENT                    :    A percentage of gross revenues, paid on an estimated basis monthly in advance based on the gross revenues for the immediately preceding quarter, with quarterly and annual reconciliations, which percentage (the "Percentage Rent Percentage") shall be determined as follows:

                                                          (i) If the facility has reached Stabilized Occupancy as of the
                                                          Purchase Date, the Percentage Rent Percentage shall equal that percentage of the deemed annual gross revenues for the facility
                                                          (based upon the gross revenues for the facility for the prior three (3) months, as adjusted to reflect an occupancy level of 92%
                                                          using weighted average per diem rates for the prior three (3)
                                                          months) which would result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten-year T-Note rate (as of the Purchase Date) plus 525 basis points; or

January___, 1998
Page 18

                                                          (ii) In the event that the facility has not reached Stabilized
                                                          Occupancy as of the Purchase Date, the Percentage Rent Percentage
                                                          shall equal that percentage of the product of four (4) times the actual gross revenues for the facility for the three (3) months ended immediately prior to the Purchase Date which would result in the Operating Partnership realizing an annual yield on the
                                                          Purchase Price equal to the ten-year T-Note rate (as of the
                                                          Purchase Date) plus 525 basis points.

                                                          Percentage Rent during any extension period will be the fair market rental rate as of the beginning of any such extension period based on an appraisal at such time.

         H.       SECURITY DEPOSIT                   :    Lessee will deposit an amount equal to one-sixth of the estimated
                                                          Percentage Rent payable with respect to the first year based on the opening budget for such year. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter.

         I.       CAPITAL
                      EXPENDITURES                   :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to the sum of $3,000 multiplied by the number of beds at the facility during the lease term.

         J.       GUARANTEE                          :    Genesis will  guarantee the  obligations  of lessee under
                                                          the facility lease.

January___, 1998
Page 19

                           LONGWOOD COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    [Genesis Sub]

         B.       GUARANTOR                          :    Genesis Health Ventures, Inc. ("Genesis")

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $4,929,000

         E.       INTEREST RATE                      :    Fixed at 350 basis  points over 3 year  T-Bills as of the
                                                          first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon the payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extension periods with interest to be reset at a fixed rate equal to 3-year
                                                          T-Bills plus 350 basis points as of the first day of each
                                                          extension period.

II.      SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the property on or before the maturity of the Construction Loan (as extended at the option of Borrower) at a price (the "Purchase Price") to be determined based upon a valuation formula as follows:

                                                          (i) If the facility has reached 90% average monthly occupancy for three consecutive months ("Stabilized Occupancy"), the price equals Projected Operating Cash Flow divided by a return factor equal to the ten year T-Note rate as of the date on which the
                                                          Operating Partnership purchases the property (the "Purchase Date")
                                                          plus 525 basis points.

January___, 1998
Page 20

                                                          Projected Operating Cash Flow is defined as the operating income from the facility for the prior three months assuming a 5%
                                                          management fee and adjusting revenue to reflect an occupancy level of 92% (using weighted average per diem rates for the prior three months) and adjusting operating expenses to reflect ongoing expense levels for marketing, staffing and other costs assuming a long-term occupancy level of 92%.

                                                          (ii) If the facility has not reached Stabilized Occupancy before the maturity of the Construction Loan (as extended at the option of Borrower), the Operating Partnership shall purchase the facility as of such maturity date at a price equal to the actual operating income from the facility for the prior three months multiplied by four and adjusted to reflect an assumed management fee of 5% of facility revenues, divided by a return factor equal to the ten year T-Note rate (as of the Purchase Date) plus 525 basis points.

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :    (i) Liability for representations regarding environmental concerns will survive the Purchase Date for two (2) years; all other representations will survive for one (1) year.

                                                          (ii) Limit on liability will be 20% of sales price.


January___, 1998
Page 21

         C.       OTHER TERMS AND
                      CONDITIONS                     :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.

         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the facility by the Operating Partnership during the term (as
                                                          extended) and for one year thereafter.

         G.       PERCENTAGE RENT                    :    A percentage of gross revenues, paid on an estimated basis monthly in advance based on the gross revenues for the immediately preceding quarter, with quarterly and annual reconciliations, which percentage (the "Percentage Rent Percentage") shall be determined as follows:

                                                          (i) If the facility has reached Stabilized Occupancy as of the
                                                          Purchase Date, the Percentage Rent Percentage shall equal that percentage of the deemed annual gross revenues for the facility
                                                          (based upon the gross revenues for the facility for the prior three (3) months, as adjusted to reflect an occupancy level of 92%
                                                          using weighted average per diem rates for the prior three (3)
                                                          months) which would result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten-year T-Note rate (as of the Purchase Date) plus 525 basis points; or

January___, 1998
Page 22

                                                          (ii) In the event that the facility has not reached Stabilized
                                                          Occupancy as of the Purchase Date, the Percentage Rent Percentage
                                                          shall equal that percentage of the product of four (4) times the actual gross revenues for the facility for the three (3) months ended immediately prior to the Purchase Date which would result in the Operating Partnership realizing an annual yield on the
                                                          Purchase Price equal to the ten-year T-Note rate (as of the
                                                          Purchase Date) plus 525 basis points.

                                                          Percentage Rent during any extension period will be the fair market rental rate as of the beginning of any such extension period based on an appraisal at such time.

         H.       SECURITY DEPOSIT                   :    Lessee will deposit an amount equal to one-sixth of the estimated
                                                          Percentage Rent payable with respect to the first year based on the opening budget for such year. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter.

         I.       CAPITAL
                      EXPENDITURES                   :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to the sum of $3,000 multiplied by the number of beds at the facility during the lease term.

         J.       GUARANTEE                          :    Genesis will  guarantee the  obligations  of lessee under
                                                          the facility lease.


January____, 1998
Page 23


                           LAKELAND COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    Polk Meridian Limited Partnership

         B.       GUARANTOR                          :    Genesis Health Ventures, Inc. ("Genesis")

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $4,909,000

         E.       INTEREST RATE                      :    Fixed at 350 basis  points over 3 year  T-Bills as of the
                                                          first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extension periods with interest to be reset at a fixed rate equal to 3-year
                                                          T-Bills plus 350 basis points as of the first day of each
                                                          extension period.

II.      SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the property on or before the maturity of the Construction Loan (as extended at the option of Borrower) at a price (the "Purchase Price") to be determined based upon a valuation formula as follows:

                                                          (i) If the facility has reached 90% average monthly occupancy for three consecutive months ("Stabilized Occupancy"), the price equals Projected Operating Cash Flow divided by a return factor equal to the ten year T-Note rate as of the date on which the
                                                          Operating Partnership purchases the property (the "Purchase Date")
                                                          plus 525 basis points.

January___, 1998
Page 24

                                                          Projected Operating Cash Flow is defined as the operating income from the facility for the prior three months assuming a 5%
                                                          management fee and adjusting revenue to reflect an occupancy level of 92% (using weighted average per diem rates for the prior three months) and adjusting operating expenses to reflect ongoing expense levels for marketing, staffing and other costs assuming a long-term occupancy level of 92%.

                                                          (ii) If the facility has not reached Stabilized Occupancy before the maturity of the Construction Loan (as extended at the option of Borrower), the Operating Partnership shall purchase the facility as of such maturity date at a price equal to the actual operating income from the facility for the prior three months multiplied by four and adjusted to reflect an assumed management fee of 5% of facility revenues, divided by a return factor equal to the ten year T-Note rate (as of the Purchase Date) plus 525 basis points.

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :    (i) Liability for representations regarding environmental concerns will survive the Purchase Date for two (2) years; all other representations will survive for one (1) year.

                                                          (ii) Limit on liability will be 20% of sales price.

January___, 1998
Page 25

         C.       OTHER TERMS AND
                  CONDITIONS                         :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.

         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the facility by the Operating Partnership during the term (as
                                                          extended) and for one year thereafter.

         G.       PERCENTAGE RENT                    :    A percentage of gross revenues, paid on an estimated basis monthly in advance based on the gross revenues for the immediately preceding quarter, with quarterly and annual reconciliations, which percentage (the "Percentage Rent Percentage") shall be determined as follows:

                                                          (i) If the facility has reached Stabilized Occupancy as of the
                                                          Purchase Date, the Percentage Rent Percentage shall equal that percentage of the deemed annual gross revenues for the facility
                                                          (based upon the gross revenues for the facility for the prior three (3) months, as adjusted to reflect an occupancy level of 92%
                                                          using weighted average per diem rates for the prior three (3)
                                                          months) which would result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten-year T-Note rate (as of the Purchase Date) plus 525 basis points; or

January___, 1998
Page 26

                                                          (ii) In the event that the facility has not reached Stabilized
                                                          Occupancy as of the Purchase Date, the Percentage Rent Percentage
                                                          shall equal that percentage of the product of four (4) times the actual gross revenues for the facility for the three (3) months ended immediately prior to the Purchase Date which would result in the Operating Partnership realizing an annual yield on the
                                                          Purchase Price equal to the ten-year T-Note rate (as of the
                                                          Purchase Date) plus 525 basis points.

                                                          Percentage Rent during any extension period will be the fair market rental rate as of the beginning of any such extension period based on an appraisal at such time.

         H.       SECURITY DEPOSIT                   :    Lessee will deposit an amount equal to one-sixth of the estimated
                                                          Percentage Rent payable with respect to the first year based on the opening budget for such year. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter.

         I.       CAPITAL
                      EXPENDITURES                   :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to the sum of $3,000 multiplied by the number of beds at the facility during the lease term.

         J.       GUARANTEE                          :    Genesis will  guarantee the  obligations  of lessee under
                                                          the facility lease.


January___, 1998
Page 27

                            CONCORD COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    [Genesis/Concord Joint Venture]

         B.       GUARANTOR                          :    [Genesis Health Ventures, Inc. ("Genesis")]

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $4,926,000

         E.       INTEREST RATE                      :    Fixed at 350 basis points over 3 year T-Bills as of the first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extension periods with interest to be reset at a fixed rate equal to 3-year
                                                          T-Bills plus 400 basis points as of the first day of each
                                                          extension period.

II.      SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the property on or before the maturity of the Construction Loan (as extended at the option of Genesis) at a price (the "Purchase Price") to be determined based upon a valuation formula as follows:

                                                          (i) If the facility has reached 90% average monthly occupancy for three consecutive months ("Stabilized Occupancy"), the price equals Projected Operating Cash Flow divided by a return factor equal to the ten year T-Note rate as of the date on which the
                                                          Operating Partnership purchases the property (the "Purchase Date")
                                                          plus 525 basis points.

January___, 1998
Page 28

                                                          Projected Operating Cash Flow is defined as the operating income from the facility for the prior three months assuming a 5%
                                                          management fee and adjusting revenue to reflect an occupancy level of 92% (using weighted average per diem rates for the prior three months) and adjusting operating expenses to reflect ongoing expense levels for marketing, staffing and other costs assuming a long-term occupancy level of 92%.

                                                          (ii) If the facility has not reached Stabilized Occupancy before the maturity of the Construction Loan (as extended at the option of Borrower), the Operating Partnership shall purchase the facility as of such maturity date at a price equal to the actual operating income from the facility for the prior three months multiplied by four and adjusted to reflect an assumed management fee of 5% of facility revenues, divided by a return factor equal to the ten year T-Note rate (as of the Purchase Date) plus 525 basis points.

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :    (i) Liability for representations regarding environmental concerns will survive the Purchase Date for two (2) years; all other representations will survive for one (1) year.

January___, 1998
Page 29

                                                          (ii) Limit on liability will be 20% of sales price.

         C.       OTHER TERMS AND
                  CONDITIONS                         :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.

         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the facility by the Operating Partnership during the term (as
                                                          extended) and for one year thereafter.

         G.       PERCENTAGE RENT                    :    A percentage of gross revenues, paid on an estimated basis monthly in advance based on the gross revenues for the immediately preceding quarter, with quarterly and annual reconciliations, which percentage (the "Percentage Rent Percentage") shall be determined as follows:

                                                          (i) If the facility has reached Stabilized Occupancy as of the
                                                          Purchase Date, the Percentage Rent Percentage shall equal that percentage of the deemed annual gross revenues for the facility
                                                          (based upon the gross revenues for the facility for the prior three (3) months, as adjusted to reflect an occupancy level of 92%
                                                          using weighted average per diem rates for the prior three (3)
                                                          months) which would result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten-year T-Note rate (as of the Purchase Date) plus 525 basis points; or

January___, 1998
Page 30

                                                          (ii) In the event that the facility has not reached Stabilized
                                                          Occupancy as of the Purchase Date, the Percentage Rent Percentage
                                                          shall equal that percentage of the product of four (4) times the actual gross revenues for the facility for the three (3) months ended immediately prior to the Purchase Date which would result in the Operating Partnership realizing an annual yield on the
                                                          Purchase Price equal to the ten-year T-Note rate (as of the
                                                          Purchase Date) plus 525 basis points.

                                                          Percentage Rent during any extension period will be the fair market rental rate as of the beginning of any such extension period based on an appraisal at such time.

         H.        SECURITY DEPOSIT                  :    Lessee will deposit an amount equal to one-sixth of the estimated
                                                          Percentage Rent payable with respect to the first year based on the opening budget for such year. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter.

         I.       CAPITAL
                      EXPENDITURES                   :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to the sum of $3,000 multiplied by the number of beds at the facility during the lease term.

         J.       GUARANTEE                          :    Genesis  will  guarantee  the  obligations  of the lessee
                                                          under the facility lease.





January___, 1998
Page 32


                  RITTENHOUSE SNF RENOVATION COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    [Genesis Sub]

         B.       GUARANTOR                          :    Genesis Health Ventures, Inc. ("Genesis")

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $5,580,000

         E.       INTEREST RATE                      :    Fixed at 350 basis points over 3 year T-Bills as of the first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon the payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extensions with interest to be reset at a fixed rate equal to 3-year T-Bills plus 350 basis points as of the first day of the extension period.

II.      SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the constructed
                                                          improvements on or before the maturity of the Construction Loan
                                                          (as extended at the option of Borrower) at a price (the "Purchase
                                                          Price") which will result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten year T-Note rate as of the date on which the Operating Partnership purchases the property (the "Purchase Date") plus 525 basis points.

January___, 1998
Page 33

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :    (i) Liability for representations regarding environmental concerns will survive the Purchase Price for two (2) years; all other representations will survive for one (1) year.

                                                          (ii) Limit on liability will be 20% of sales price.

         C.       OTHER TERMS AND
                      CONDITIONS                     :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.

         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the skilled nursing units at the facility by the Operating Partnership during the term (as extended) and for one year thereafter.

         G.       MINIMUM RENT                       :    For the first lease year Minimum Rent shall be based upon the
                                                          Operating Partnership realizing an annual yield on the Purchase
                                                          Price equal to the ten year T-Note rate as of the Commencement
                                                          Date of the lease plus 350 basis ---- points; thereafter annual escalations shall equal the lesser of (i) 5% of the increase in gross revenues for the facility during the immediately preceding year, or (ii) one-half of the increase on the Consumer Price Index during the immediately preceding year.

January___, 1998
Page 34

         H.       SECURITY DEPOSIT                   :    Lessee will deposit an amount equal to two (2) months Minimum
                                                          Rent. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter.

         I.       CAPITAL
                      EXPENDITURES                   :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to the sum of $3,000 multiplied by the number of skilled nursing beds at the facility during the lease term.

         J.       GUARANTEE                          :    Genesis will  guarantee the  obligations  of lessee under
                                                          the skilled nursing facility lease.

January___, 1998
Page 35

                   RITTENHOUSE ALF ADDITION COMMITMENT LETTER
                                CONSTRUCTION LOAN

I.       LOAN TERMS

         A.       BORROWER                           :    [Genesis Sub]

         B.       GUARANTOR                          :    Genesis Health Ventures, Inc. ("Genesis")

         C.       LENDER                             :    Operating Partnership

         D.       AMOUNT                             :    $1,800,000

         E.       INTEREST RATE                      :    Fixed at 350 basis points over 3 year T-bill as of the first day of the term.

         F.       TERM                               :    Three years

         G.       EXTENSION RIGHTS                   :    Borrower has the right, upon the payment of a 0.5% extension fee, to extend the loan term for up to two (2) one (1) year extension periods with interest to be reset at a fixed rate equal to 3-year
                                                          T-bills plus 350 basis points as of the first day of the extension period.

II.      SALE/LEASEBACK TERMS

         A.       PURCHASE OBLIGATION/
                      PRICE                          :    The Operating Partnership must purchase the constructed
                                                          improvements on or before the maturity of the Construction Loan
                                                          (as extended at the option of Borrower) at a price (the "Purchase
                                                          Price") which will result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten year T-Note rate as of the date on which the Operating Partnership purchases the property (the "Purchase Date") plus 525 basis points.

January___, 1998
Page 36

         B.       REPRESENTATIONS AND
                      WARRANTIES                     :

                                                          (i) Liability for representations regarding environmental concerns will survive the closing of the purchase for two (2) years, all other representations will survive for one (1) year.

                                                          (ii) Limit on liability will be 20% of sales price.

         C.       OTHER TERMS AND
                  CONDITIONS                         :    Receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents.

         D.       LEASE TERM                         :    Ten years; lessee has an option to extend for two consecutive five-year periods.

         E.       LEASE TYPE                         :    triple-net

         F.       RIGHT OF
                      FIRST REFUSAL                  :    Lessee has a right of first refusal on sale or lease of the assisted living units at the facility by the Operating Partnership during the term (as extended) and for one year thereafter.

         G.       PERCENTAGE RENT                    :    A percentage of gross revenues, paid on an estimated basis monthly in advance based on the gross revenues for the immediately preceding quarter, with quarterly and annual reconciliations, which percentage (the "Percentage Rent Percentage") shall be determined as follows:

                                                          (i) If the facility has reached Stabilized Occupancy as of the
                                                          Purchase Date, the Percentage Rent Percentage shall equal that percentage of the deemed annual gross revenues for the facility
                                                          (based upon the gross revenues for the facility for the prior

January___, 1998
Page 37

                                                          three (3) months, as adjusted to reflect an occupancy level of 92%
                                                          using weighted average per diem rates for the prior three (3)
                                                          months) which would result in the Operating Partnership realizing an annual yield on the Purchase Price equal to the ten-year T-Note rate (as of the Purchase Date) plus 525 basis points; or

                                                          (ii) In the event that the facility has not reached Stabilized
                                                          Occupancy as of the Purchase Date, the Percentage Rent Percentage
                                                          shall equal that percentage of the product of four (4) times the actual gross revenues for the facility for the three (3) months ended immediately prior to the Purchase Date which would result in the Operating Partnership realizing an annual yield on the
                                                          Purchase Price equal to the ten-year T-Note rate (as of the
                                                          Purchase Date) plus 525 basis points.

                                                          Percentage Rent during any extension period will be the fair market rental rate as of the beginning of any such extension period based on an appraisal at such time.

         H.       SECURITY DEPOSIT                   :    Lessee will deposit an amount equal to one-sixth of the estimated
                                                          Percentage Rent payable with respect to the first year based on the opening budget for such year. The Operating Partnership will pay interest on the security deposit quarterly in arrears at a rate equal to the 90-day T-Bill rate as of the last day of each quarter for which interest is being paid.

January___, 1998
Page 38

         I.       CAPITAL
                      EXPENDITURES                   :    During the last four years of the term (as extended), lessee is required to make capital expenditures equal to $3,000 multiplied by the number of beds at the facility during the lease term.

         J.       GUARANTEE                          :    Genesis will  guarantee the  obligations  of lessee under
                                                          the facility lease.
